Exhibit 99.1.   Certain Risk Factors


Section 7. RISK FACTORS. You should carefully read and consider the following risk factors as well as risk factors set forth in Company's SEC filings. An investment in the Shares or any securities of the Company is highly speculative and involves a high degree of risk. Any prospective investor should carefully consider the risks described below and the Company's other SEC filings, which can be accessed for free at http://www.sec.gov (Search under "China Direct" by clicking "Search Company Filings", then clicking "Companies & Other Filers" and then input "China Direct" in the appropriate box and click button "Find Company"), before making any investment decision about the Shares. The risks and uncertainties described below are not the only ones affecting or facing our company. Additional risks and uncertainties may also adversely impair our business operations. If any of the events described in the risk factors below actually occur, our business, financial condition or results of operations could suffer significantly. The value of any investment in the Shares could decline and an investor could lose all or part of the investment in the Shares. References to "China" mean the Peoples' Republic of China, not Taiwan.

         (I) RISKS RELATED TO OUR BUSINESS: (A) VARYING, UNPREDICTABLE FINANCIAL RESULTS. The Company has not been able to produce sustained profits for consecutive fiscal quarters on a consistent basis throughout its entire history. The Company's history is characterized by new business lines that are started or acquired and fail within two to four years. While current management is confident in the ability of current operations to attain profitability, which confidence is based on the prior operating history of Capstone Industries, Inc., the current operating, wholly-owned subsidiary of the Company, there can be no assurance that the Company's operations will succeed or attain and sustain profitability.

         The Company's periodic operating results may significantly fluctuate from time to time due to sales cycles or decreased demand from regular customers of the Company's operating subsidiaries or reliance on and a decrease in demand from those limited number of customers that generate most of the revenues. Investors should not rely on financial results for any fiscal period as an accurate basis for predicting or an indication of future financial results. The Company's future revenues and results of operations may significantly fluctuate due to a combination of factors, many of which are outside of management's control. The Company's operating results for any particular quarter may not be indicative of future operating results. Prospective investors should not rely on quarter-to-quarter comparisons of results of operations as an indication of the Company's future consolidated or segment performance. It is possible that results of operations may be below the expectations of public and investors, which could cause the trading price of the Company's Common Stock to fall. The most important of these factors include:

* the lack of primary market makers to support the Company's Common Stock in the public markets; the persistent inability of the Company to expand the markets for its operating subsidiaries' products through traditional marketing and sales efforts;

         * market rejection of Chinese-made products sold by the Company's operating subsidiaries;

         * drop in consumer demand for the Company operating subsidiaries' products;

         * increased competition from competitors with substantially greater resources than the Company;

         * political or economic or trade conflicts between the U.S. and China;

         * the ability of Company's operating subsidiaries to access its Chinese manufacturing sources on favorable terms;

         * general economic conditions;

         * impact of terrorism on the businesses of China Direct;

         * the timing and effectiveness of marketing and product expansion programs;

         * the timing of the introduction of new products;

         * the availability of funding or financing - at all or on affordable terms; * timing and effectiveness of capital expenditures; and

         * competition from Company's manufacturing sources.

         (B) RELIANCE ON KEY PERSONNEL. The Company relies on Stewart Wallach, Gerry McClinton and Howard Ullman for executive management and strategic planning for the Company and its subsidiaries. The loss of the services of any one those executives would adversely impact the business and financial prospects of the Company. Neither the Company nor its subsidiaries have a key man insurance policy or similar policy to fund the cost of replacing any of the aforesaid key personnel.

       China Direct and its subsidiaries may not be able to attract and retain qualified personnel, which could impact the quality of our content and services and the effectiveness and efficiency of our management, resulting in increased costs and losses in revenue. Our success also depends on our ability to attract and retain qualified sales and marketing, customer support, financial and accounting, legal and other managerial personnel. The competition for personnel in the industries in which we operate is intense. Our personnel may terminate their employment at any time for any reason. Loss of personnel may also result in increased costs for replacement hiring and training. If we fail to attract new personnel or retain and motivate our current personnel, we may not be able to operate our businesses effectively or efficiently, serve our customers properly or maintain the quality of our content and services.

   (C) MERGERS AND ACQUISITIONS. China Direct seeks from time to time to consummate mergers and acquisitions as part of a strategy to grow the Company, which mergers and acquisitions could have an adverse impact on our financial and business condition and prospects. China Direct has historically tried to expand or grow its business through mergers and acquisitions with small, private companies with existing operations. Except for SDI and Capstone, those prior efforts have failed to establish a business or businesses with steady or growing revenues or grow the overall revenues or business of the Company for any extensive period. China Direct as matter of strategic policy seeks from time to time to expand its business through the acquisition of businesses or operations in complementary industry sectors, that is, complementary to China Direct's existing industry sectors. Such mergers and acquisitions may not, due to the low market price of China Direct's common stock, and lack of adequate or extensive cash reserves, be consummated on terms that are favorable to China Direct or without certain conditions, such as a provision allowing the acquired or merged entity to spin out of or split off from China Direct in the future or if certain milestones are not met.

         China Direct has throughout its history acquired new businesses, and China Direct expects to continue to make acquisitions in the future. With respect to recent and any future acquisitions, China Direct may fail to successfully integrate our financial and management controls, technology, reporting systems and procedures, or adequately expand, train and manage our work force. The process of integration could take a significant period of time and will require the dedication of management and other resources, which may distract management's attention from our other operations. If China Direct makes acquisitions outside of our core businesses, assimilating the acquired technology, services or products into our operations could be difficult and costly. China Direct's inability to successfully integrate any acquired company, or the failure to achieve any expected synergies, could result in increased expenses and a reduction in expected revenues or revenue growth, and as a result China Direct's stock price could fluctuate or decline.

         If we are not successful in operating or integrating these acquisitions, our business, results of operations and financial condition may be materially and adversely affected. In the past, we acquired companies to enhance the expansion of our business and products. We may consider additional acquisitions, which could involve significant risks and uncertainties. These risks and uncertainties include:

         o the risk that the industry may develop in a different direction an anticipated and that the technologies we acquire do not prove to be those we need to be successful in the industry;

         o the risk that future valuations of acquired businesses may decrease from the market price we paid for these acquisitions;

         o the generation of insufficient revenues by acquired businesses to offset increased operating expenses associated with these acquisitions;

         o the potential difficulties in completing in-process research and development projects and delivering high quality products to our customers;

         o the potential difficulties in integrating new products, businesses and operations in an efficient and effective manner;

         o the risk that our customers or customers of the acquired businesses may defer purchase decisions as they evaluate the impact of the acquisitions on our future product strategy;

         o the potential loss of key employees of the acquired businesses;

         o the risk that acquired businesses will divert the attention of our senior management from the operation of our core Capstone business; and

         o the risks of entering new markets in which we have limited experience and where competitors may have a stronger market presence.

         China  Direct's   inability  to  successfully   operate  and  integrate
newly-acquired businesses appropriately, effectively and in a timely manner could have a material adverse effect on our ability to take advantage of further growth in demand for products in our marketplace, as well as on our revenues, gross margins and expenses.

         (D) CHINA DIRECT HAS A SMALL MANAGEMENT AND STAFF AND MAY NOT BE ABLE TO ADEQUATELY HANDLE ANY GROWTH IN ITS BUSINESSES AND TO IMPLEMENT AND MAINTAIN INTERNAL FINANCIAL AND ACCOUNTING CONTROLS AND SYSTEMS. CHINA DIRECT DOES NOT HAVE A CHIEF FINANCIAL OFFICER. If China Direct cannot effectively manage growth, if any and whether from mergers and acquisitions or internal growth, our business may suffer. China Direct has previously expanded our operations through acquisitions in order to pursue perceived existing and potential market opportunities. If China Direct fails to manage our growth properly, it may incur unnecessary expenses and the efficiency of our operations may decline. To manage any growth effectively, we must, among other things:

o successfully attract, train, motivate and manage a larger number of employees for production and testing, engineering and administration activities;
o        control higher inventory and working capital requirements;
o improve the efficiencies within our operating, administrative, financial and accounting systems, and our procedures and controls; and
o raise sufficient funding on commercially reasonable terms to fund operations and expansion of business efforts.

        China Direct has no full time Chief Financial Officer or comptroller and has relied on other executives to fill the duties of those positions. The absence of such an officer has hindered the ability of China Direct to develop and maintain financial and accounting controls.

         (E) INSIDERS' VOTING CONTROL OVER CHINA DIRECT. A FEW OFFICERS, DIRECTORS AND PRINCIPAL SHAREHOLDERS HAVE VOTING CONTROL OVER CHINA DIRECT. They beneficially own approximately 77% of our outstanding Common Stock on a fully diluted basis. Howard Ullman, the Chairman of the Board, Chief Executive Officer and President of the Company for fiscal year 2006, beneficially owns approximately 56% of issued and outstanding shares of Common Stock. These members of management control the management and affairs and have voting power sufficient to determine any matters requiring shareholder approval, including:

         *        election of our board of directors;
         *        removal of any of our directors;
         *        amendment of our certificate of incorporation or bylaws;
         * adoption of measures that could delay or prevent a change in control or impede a merger, takeover or other business combination involving us; and
         * Significant corporate transactions, like mergers, acquisitions, dissolution, recapitalization, stock splits and bankruptcy.

         (F) INADEQUATE OR EXPENSIVE FUNDING OR FINANCING. The Company may be unable to raise adequate funding or financing to survive unexpected revenue shortfalls, or to reduce operating expenses quickly enough to offset any such unexpected revenue shortfall. The Company is seeking bank as well as private placement offering financing, but there can be no assurances that the Company will obtain such bank financing or that any bank financing obtained will be sufficient to meet operational needs of the Company and its operating subsidiaries. If the Company has a shortfall in revenue without a corresponding reduction to its expenses, operating results may suffer or the operation or Company may fail. The Company may be forced to seek expensive financing or funding, or forms of financing that require issuance of Company securities (such as equity credit lines or PIPE financing). Such financing would dilute the position of existing shareholders and put negative pressure on the market price of the Company's Common Stock while possibly failing to provide adequate and ongoing working capital for the Company and its operations. While members of Company management have provided personal loans to the Company to fund overhead and acquisitions in fiscal year 2006, the Company cannot be sure that such financing will be available in the future or in amounts that are adequate to meet the Company's working capital needs.

         (G) COMPLIANCE WITH CHANGING REGULATION OF CORPORATE GOVERNANCE AND PUBLIC DISCLOSURE MAY RESULT IN ADDITIONAL EXPENSES. Changing laws, regulations and standards relating to corporate governance and public disclosure, including the Sarbanes-Oxley Act of 2002 or "SOX" and new SEC regulations are creating uncertainty for companies such as ours. These new or changed laws, regulations and standards are subject to varying interpretations in many cases due to their lack of specificity, and as a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies, which could result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices. We intend to invest resources to comply with evolving laws, regulations and standards, and this investment may result in increased general and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities. If our efforts to comply with new or changed laws, regulations and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to practice, our reputation may be harmed.

         (H) IF WE FAIL TO COMPLY WITH THE NEW RULES UNDER THE SARBANES-OXLEY ACT OR "SOX" RELATED TO ACCOUNTING CONTROLS AND PROCEDURES, OR IF MATERIAL WEAKNESSES OR OTHER DEFICIENCIES ARE DISCOVERED IN OUR INTERNAL ACCOUNTING PROCEDURES, OUR STOCK PRICE COULD DECLINE SIGNIFICANTLY.

         Section 404 of SOX requires annual management assessments of the effectiveness of our internal controls over financial reporting and a PPM by our independent auditors addressing these assessments. While the deadline for compliance for our company is next fiscal year, we intend to commence a process of documenting and testing internal control procedures in the next six months, and, during this process, we may identify material weaknesses in our internal control over financial reporting and other deficiencies. If material weaknesses and deficiencies are detected and not remedied by the time we are subject to
Section 404 compliance, it could cause investors to lose confidence in our Company and result in a decline in our stock price and consequently affect our financial condition. If we fail to achieve and maintain the adequacy of our internal controls, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404 of the SOX. Moreover, effective internal controls, particularly those related to revenue recognition, are necessary for us to produce reliable financial reports and are important to helping prevent financial fraud. If we cannot provide reliable financial reports or prevent fraud, our business and operating results could be harmed, investors could lose confidence in our reported financial information, and the trading price of our Common Stock could drop significantly. We cannot be certain that additional material weaknesses or significant deficiencies in our internal controls will not be discovered in the future.

         (I) SDI AND OBS RELIANCE ON CHINA FOR PRODUCTS. SDI product line, which starting in March 2007 has been sold under the Capstone brand name, and OBS rely on Chinese manufacturing sources for products and for the pricing and product quality that allows the Company, as a small business concern, to compete against larger competitors or meet the standards of its customers. The loss of that resource could be fatal to the Company's ability to compete for customers and to sustain or grow current revenues. If the Company was unable to freely access these Chinese manufacturing concerns, or those concerns decided to work for the Company's competitors, SDI product line and OBS would have to use other, probably non-Chinese manufacturing concerns, which other concerns may not provide the same favorable pricing and product quality as the Chinese manufacturing concerns. Reliance on these other non-Chinese manufacturing concerns may substantially harm the Company's revenues and profitability as well as undermine its expansion and strategic business plan. Other risks related to China that could affect SDI product line and OBS are:

                  * China is evolving rapidly from a centrally planned and operated state economy to a capitalistic economy. The Chinese government remains a socialist-oriented political entity while it is currently following a path of decentralization and encouraging private economic development and activity. The conflict between the political goals of the central Chinese government and dominant socialist political party and the economic reforms currently followed by China could result in unexpected changes or experimentation in Chinese commercial and trade practices and policies, which changes could adversely impact on the Company's and its subsidiaries' ability to conduct business in China on terms as favorable as current terms; and

o The Chinese economy has been growing at extraordinary rates for the past 5 or more years. The Chinese government is trying to control the explosive economic growth in an attempt to prevent unexpected or sudden downturns in or dislocations of economic activity in China. Both the Chinese efforts to control their economic growth as well as the possible failure of those measures may cause economic dislocations or problems that undermine the Company's and its subsidiaries' ability to conduct business in China on profitable terms or at all. Any dislocation in the Chinese economy that prevents the Company's subsidiaries from conducting business in China could result in the loss of an investor's investment in the Company's Common Stock, especially in light of the "penny stock" status of that stock.

         o While China's economic reforms and commercial policies have not to date hindered or harmed Company's subsidiary operations in China and the Company does not see any such problems in the near future in China, there can be no assurance that the reforms to China's economic system will continue or that SDI or OBS operations will not be adversely affected by changes in China's political, economic, and social policies, conditions and any changes thereto. The Chinese government could change its policies toward private enterprise or even nationalize or expropriate it, which could result in the total loss of our investment in that country; and

         o While fluctuations of currency exchange rates between Chinese currency, called "Renminbi" or "RMB" and United States dollar could adversely affect the Company's operating subsidiaries' businesses, the Company, especially SDI, conducts almost all of its current business transactions with Chinese firms using U.S. Dollar-denominated letters of credit. Still, the Company may seek to conduct more business in China and such fluctuations could harm new business conducted in China by the Company. The Renminbi to United States dollar exchange rate has been stable for the past few years and the Chinese central government remains committed to maintaining that stability. Nonetheless, the U.S. Government has been pressuring China to devalue its currency to the U.S. Dollar. Such a move may increase the cost of doing business in China for the Company's subsidiaries. There can be no assurance that exchange rates will remain stable. Devaluation could adversely affect Company growth or revenues from the sales of products in China and denominated in Renminbi and our financial performance when measured in terms of the United States dollars.

                  (II) RISKS RELATED TO OUR COMMON STOCK (A) RISKS RELATING TO OUR SECURITIES. OUR COMMON STOCK IS A "PENNY STOCK" UNDER SEC RULES AND, AS SUCH, THE MARKET FOR OUR COMMON STOCK IS LIMITED BY CERTAIN SEC RULES APPLICABLE TO PENNY STOCKS. China Direct common stock is subject to certain "penny stock" rules promulgated by the SEC. Those rules impose certain sales practice requirements on brokers who sell "penny stock" ( that is, stock with a market price below $5 per share and more commonly below $1 per share) to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000). Brokers must make a special suitability determination for the purchaser and receive the purchaser's written consent to the transaction prior to the sale. Furthermore, the penny stock rules generally require, among other things, that brokers engaged in secondary trading of penny stocks provide customers with written disclosure documents, monthly statements of the market value of penny stocks, disclosure of the bid and asked prices and disclosure of the compensation to the brokerage firm and disclosure of the sales person working for the brokerage firm. These rules and regulations adversely affect the ability of brokers to sell our common shares and limit the liquidity of our securities.

         (B) NO DIVIDENDS. China Direct has not paid and does not intend to pay dividends on its common stock in the foreseeable future. We currently intend to retain all future earnings, if any, to finance our current and proposed business activities and do not anticipate paying any cash dividends on our Common Stock in the foreseeable future. We may also incur indebtedness in the future that may prohibit or effectively restrict the payment of cash dividends on our Common Stock.

         (C) NO MARKET SUPPORT. TRADING ON THE OTC BULLETIN BOARD MAY BE VOLATILE & SPORADIC, WHICH COULD DEPRESS THE MARKET PRICE OF OUR COMMON STOCK AND MAKE IT DIFFICULT FOR OUR STOCKHOLDERS TO RESELL THEIR SHARES.

         The Company does not have primary market makers or institutional investor support. The result of this lack of primary market makers or institutional investors is that the stock price of the Company's common stock is subject to and vulnerable to day traders and hedge funds trading and there is no market support to stop a decline in the market price of the Common Stock or sustain increases in the market price of the Common Stock. While the Company is seeking to remedy this situation, it may be unable to do so in the immediate or near future or until and if the Company establishes several consecutive quarters of profitability. That may not happen.

         The Company's Common Stock is subject to other market forces and volatility. Trading volume in our Common Stock quoted on the OTBB is from time to time or during certain periods "thin" and characterized by wide fluctuations in trading prices, due to many factors that may have little or nothing to do with a company's operations or business prospects. This volatility has and could depress the market price of our common stock for reasons unrelated to our business or operating performance. Moreover, the OTC Bulletin Board is not a stock exchange, and trading of securities on the OTC Bulletin Board is often more sporadic than the trading of securities listed on a quotation system like NASDAQ or a stock exchange like the New York Stock Exchange. Accordingly, shareholders may have difficulty reselling any of their shares of Common Stock.

         The history of the Company's Common Stock market performance has been one where it has been unable to sustain increases in stock price and has moved between no cents and eight cents with a temporary and limited increases above ten cents. There can be no assurance and none is given that the Company's Common Stock market price will increase above current levels.

         (D) OUR COMMON STOCK MARKET PRICE MAY BE VOLATILE AND COULD FLUCTUATE WIDELY IN PRICE, WHICH COULD RESULT IN SUBSTANTIAL LOSSES FOR INVESTORS. The market price of our Common Stock is likely to be highly volatile and could fluctuate widely in price in response to various factors, many of which are beyond our control, including:

         o        our lack of primary market makers for our Common Stock;
         o        the   establishment  of  partnerships  with  other  technology
                  companies;
         o the lack of research analysts or news media coverage of our Company or Common Stock;
         o        additions or departures of key personnel;
         o        sales of our common stock;
         o        our status as a Penny Stock Company;
         o        our ability to execute our business plan;
         o        operating results below expectations;
         o        loss of any strategic relationships;
         o        industry developments;
         o        economic and other external factors; and
         o        period-to-period fluctuations in our financial results.

         (E) SALE OF A SUBSTANTIAL NUMBER OF SHARES OF OUR COMMON STOCK MAY CAUSE THE PRICE OF OUR COMMON STOCK TO DECLINE.

         The market price of our Common Stock could decline as a result of sales of substantial amounts of our common stock in the public market, or the perception that these sales could occur. In addition, these factors could make it more difficult for us to raise funds through future offerings of common stock. All of the shares of our common stock covered by this prospectus will be freely transferable without restriction or further registration under the Securities Act of 1933 or "Securities Act".